Exhibit 99.3

Cleveland-Cliffs Inc
Unaudited Pro Forma Condensed Consolidated
Financial Information

CLEVELAND-CLIFFS INC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On April 6, 2005, Cleveland-Cliffs Inc (“Cliffs” or the “Company”) filed a Current Report on Form 8-K to report that on March 31, 2005 Cleveland-Cliffs Australia Pty Limited (“Cliffs Australia”), a wholly-owned subsidiary of the Company, acquired approximately 68 percent of the outstanding shares of Portman Limited (“Portman”), a Western Australia-based iron ore mining and exploration company for $371.7 million. Through the close of the offer on April 19, 2005, Cliffs-Australia acquired an additional 12 percent for $62.1 million, increasing its ownership to approximately 80 percent of the outstanding shares of Portman. The consideration for each Portman Share was A$3.85 in cash. The assets consist primarily of land, mineral rights and iron ore reserves. The following unaudited pro forma condensed consolidated financial statements have been prepared to give effect to the Company’s acquisition of Portman using the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. These unaudited pro forma condensed consolidated financial statements were prepared as if the acquisition had been completed as of January 1, 2004 with respect to the statements of operations, and as of March 31, 2005 with respect to the balance sheet.

The unaudited pro forma condensed consolidated financial statements are based upon the respective historical financial statements of Cliffs and Portman. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with: (i) the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 filed on April 29, 2005; (ii) the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 filed on February 22, 2005; (iii) Portman’s financial statements as of and for the year ended December 31, 2004, included in this Form 8-K/A as Exhibit 99.2; and (iv) the accompanying notes to the unaudited pro forma condensed consolidated financial statements. The financial statements of Portman included in Exhibit 99.2 to this Form 8-K/A have been presented in Australian dollars and prepared in accordance with generally accepted accounting principles in Australia, whereas all other amounts for Portman included herein have been presented in U.S. dollars and prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

The unaudited pro forma condensed consolidated financial statements include adjustments, which are based upon preliminary estimates, to reflect the allocation of the purchase price to the acquired assets and assumed liabilities of Portman. The purchase price allocation presented herein is preliminary; final allocation of the purchase price will be based upon the results of third party valuations, which are currently in process but not yet complete. Accordingly, final purchase accounting adjustments may differ from the pro forma adjustments presented herein.

The unaudited pro forma condensed consolidated financial statements are intended for informational purposes only and, in the opinion of management, are not necessarily indicative of the financial position or results of operations of the Company had the acquisition actually been effected as of the dates indicated, nor are they indicative of the Company’s future financial position or results of operations.

The unaudited pro forma condensed consolidated financial statements do not include potential cost savings from operating efficiencies or synergies that may result from the acquisition.

CLEVELAND-CLIFFS INC AND CONSOLIDATED SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION
AS OF MARCH 31, 2005

	(In Millions)
	CLEVELAND-	PORTMAN &
	CLIFFS	PRO FORMA		PRO FORMA
	HISTORICAL	ADJUSTMENTS (a)		CONSOLIDATED

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$108.5	$36.4	(b)	$144.9
Trade accounts receivable - net	55.7			55.7
Receivables from associated companies	11.8			11.8
Product inventories	160.9			160.9
Work in process inventories	44.2			44.2
Supplies and other inventories	55.0			55.0
Deferred and refundable income taxes	39.1			39.1
Other	73.6			73.6

TOTAL CURRENT ASSETS	548.8	36.4		585.2
PROPERTIES	937.8	62.1	(c)	999.9
Allowances for depreciation and depletion	(166.1)			(166.1)

TOTAL PROPERTIES	771.7	62.1		833.8
OTHER ASSETS
Long-term receivables	52.6			52.6
Deferred income taxes	42.6			42.6
Deposits and miscellaneous	41.9			41.9
Other investments	21.6			21.6
Intangible pension asset	12.6			12.6
Marketable securities	.6			.6

TOTAL OTHER ASSETS	171.9			171.9

TOTAL ASSETS	$1,492.4	$98.5		$1,590.9

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$90.0	$—		$90.0
Revolving credit	75.0	100.0	(d)	175.0
Accrued employment costs	33.5			33.5
Pensions	31.0			31.0
Other post-retirement benefits	29.9			29.9
Accrued expenses	24.2			24.2
Income taxes	23.5			23.5
State and local taxes	16.7			16.7
Environmental and mine closure obligations	6.4			6.4
Payables to associated companies	1.3			1.3
Other	27.8			27.8

TOTAL CURRENT LIABILITIES	359.3	100.0		459.3
PENSIONS, INCLUDING MINIMUM PENSION LIABILITY	47.2			47.2
OTHER POST-RETIREMENT BENEFITS	102.8			102.8
ENVIRONMENTAL AND MINE CLOSURE OBLIGATIONS	84.7			84.7
DEFERRED INCOME TAXES	131.0	18.0	(e)	149.0
OTHER LIABILITIES	56.2			56.2

TOTAL LIABILITIES	781.2	118.0		899.2
MINORITY INTEREST	89.9	(19.5	) (f)	70.4
3.25% REDEEMABLE CUMULATIVE CONVERTIBLE	172.5			172.5
PERPETUAL PREFERRED STOCK - ISSUED 172,500 SHARES
SHAREHOLDERS’ EQUITY
Common Shares - par value $.50 a share
Authorized - 56,000,000 shares;
Issued - 33,655,882 shares	16.8			16.8
Capital in excess of par value of shares	93.6			93.6
Retained earnings	586.9			586.9
Accumulated other comprehensive loss, net of tax	(83.2)			(83.2)
Cost of 11,781,759 Common Shares in treasury	(165.7)			(165.7)
Unearned compensation	0.4			0.4

TOTAL SHAREHOLDERS’ EQUITY	448.8			448.8

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUIT Y	$1,492.4	$98.5		$1,590.9

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

CLEVELAND-CLIFFS INC AND CONSOLIDATED SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2005

	(In Millions)
	CLEVELAND-
	CLIFFS		PRO FORMA		PRO FORMA
	HISTORICAL	PORTMAN	ADJUSTMENTS		CONSOLIDATED
REVENUES FROM PRODUCT SALES AND SERVICES
Iron ore	$219.2	$55.7	$—		$274.9
Freight and minority interest	52.4				52.4

	271.6	55.7			327.3
COST OF GOODS SOLD AND OPERATING EXPENSES	(228.6)	(24.6)	(7.2	) (g)	(260.4)

SALES MARGIN	43.0	31.1	(7.2)		67.0
OTHER OPERATING INCOME (EXPENSE)
Royalties and management fee revenue	2.7				2.7
Administrative, selling and general expenses	(11.3)	(7.9)			(19.2)
Miscellaneous - net	(1.0)	(4.2)			(5.2)

	(9.6)	(12.1)			(21.7)

OPERATING INCOME (LOSS)	33.4	19.0	(7.2)		45.3
OTHER INCOME (EXPENSE)
Interest income	3.9				3.9
Interest expense	(.2)	(.1)	(2.1	) (h)	(2.4)
Other - net	(9.7)				(9.7)

	(6.0)	(.1)	(2.1)		(8.2)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	27.4	18.9	(9.2)		37.1
INCOME TAX (EXPENSE) BENEFIT	(7.0)	(5.5)	2.9	(i)	(9.7)
MINORITY INTEREST			(2.6	) (j)	(2.6)

INCOME (LOSS) FROM CONTINUING OPERATIONS	20.4	13.4	(9.0)		24.8
PREFERRED STOCK DIVIDEND	(1.4)				(1.4)

INCOME (LOSS) APPLICABLE TO COMMON SHARES	$19.0	$13.4	$(9.0)		$23.4

EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS - BASIC	$.88				$1.08

EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS - DILUTED	$.74				$.90

AVERAGE NUMBER OF SHARES (IN THOUSANDS)
Basic	21,599				21,599
Diluted	27,655				27,655

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

CLEVELAND-CLIFFS INC AND CONSOLIDATED SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
TWELVE MONTHS ENDED DECEMBER 31, 2004

	(In Millions)
	CLEVELAND-
	CLIFFS		PRO FORMA		PRO FORMA
	HISTORICAL	PORTMAN	ADJUSTMENTS		CONSOLIDATED
REVENUES FROM PRODUCT SALES AND SERVICES
Iron ore	$998.6	$143.9	$—		$1,142.5
Freight and minority interest	208.1				208.1

	1,206.7	143.9			1,350.6
COST OF GOODS SOLD AND OPERATING EXPENSES	(1,056.8)	(82.6)	(26.7	) (g)	(1,166.2)

SALES MARGIN	149.9	61.3	(26.7)		184.5
OTHER OPERATING INCOME (EXPENSE)
Royalties and management fee revenue	11.3				11.3
Administrative, selling and general expenses	(33.1)	(26.0)			(59.1)
Provision for customer bankruptcy exposures	(1.6)				(1.6)
Impairment of mining assets	(5.8)				(5.8)
Restructuring (charge) credit	.2				.2
Miscellaneous - net	(2.9)	(6.7)			(9.6)

	(31.9)	(32.7)			(64.6)

OPERATING INCOME (LOSS)	118.0	28.6	(26.7)		119.9
OTHER INCOME (EXPENSE)
Gain on sale of ISG common stock	152.7				152.7
Interest income	11.5				11.5
Interest expense	(.8)	(.4)	(8.4	) (h)	(9.6)
Other - net	4.2				4.2

	167.6	(.4)	(8.4)		158.9

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	285.6	28.3	(35.1)		278.8
INCOME TAX (EXPENSE) BENEFIT	34.9	(8.0)	10.3	(i)	37.3
MINORITY INTEREST			(3.9	) (j)	(3.9)

INCOME (LOSS) FROM CONTINUING OPERATIONS	320.5	20.3	(28.7)		312.1
PREFERRED STOCK DIVIDEND	(5.3)				(5.3)

INCOME (LOSS) APPLICABLE TO COMMON SHARES	$315.2	$20.3	$(28.7)		$306.8

EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS - BASIC	$14.79				$14.40

EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS - DILUTED	$11.69				$11.38

AVERAGE NUMBER OF SHARES (IN THOUSANDS)
Basic	21,308				21,308
Diluted	27,421				27,421

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

The unaudited pro forma condensed consolidated financial statements included herein have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in the financial statements prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) have been condensed or omitted pursuant to such rules and regulations; however management believes that the disclosures are adequate to make the information not misleading.

Note 1. Basis of Presentation

On April 19, 2005, Cliffs Australia, a wholly-owned subsidiary of Cliffs completed the purchase of 80.4 percent of the outstanding shares of Portman, a Western Australia-based independent iron ore mining and exploration company. The purchase price was $433.8 million. We funded the acquisition with existing cash and marketable securities and $175.0 million of interim borrowings under a new three-year $350 million unsecured revolving credit facility. The purchase price included $13.3 million of acquisition costs. Additionally, we incurred $9.8 million of foreign currency hedging costs related to this transaction which were charged to first quarter 2005 operations.

The acquisition was accounted for in the Unaudited Pro Forma Condensed Consolidated Financial Statements using the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations” (“SFAS 141”), whereby the total cost of the acquisition has been allocated to the assets acquired and liabilities assumed based upon their estimated fair values at the effective date of the acquisition. The estimated purchase allocation is preliminary and is subject to revision. A third party valuation of the assets acquired and liabilities assumed is being conducted, and the final allocation will be made when completed.

The unaudited pro forma condensed consolidated statements of operations were prepared as if the acquisition occurred on January 1, 2004 and the unaudited pro forma condensed consolidated statement of financial position was prepared as if the acquisition was completed on March 31, 2005. These statements do not purport to represent what our financial position and results of operations would actually have been had the acquisition in fact occurred on such dates or to project our financial position or results of operations for any future period. Furthermore, the allocation of the purchase price is preliminary and subject to further revision.

The Unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared based on the annual audited consolidated financial statements of the Company and Portman for their respective years ended December 31, 2004 and the unaudited consolidated financial statements of the Company and Portman for the three months ended March 31, 2005.

Included in Portman’s pro forma results are mark-to-market before-tax losses of $5.1 million ($3.5 million after-tax) for the first quarter ended March 31, 2005 and $3.0 million ($2.1 million after-tax) for the year ended December 31, 2004 relating to foreign currency hedges.

Note 2. Preliminary Purchase Price Allocation

The unaudited pro forma condensed consolidated financial statements reflect an estimated total purchase price of $433.8 million. The purchase price is summarized as follows:

In
Millions
Cash	$420.5
Acquisition Costs	13.3

Purchase Price	$433.8

Under the purchase method of accounting, the total estimated purchase price will be allocated to the assets acquired and liabilities assumed of Portman based upon their estimated fair value as of the date of the acquisition. The following represents the preliminary allocation of the aggregate purchase price as of March 31, 2005:

In
Millions
Assets
Current Assets	$88.4
Property, Plant and Equipment	539.0
Other Assets	26.7

Total Assets	654.1

Liabilities
Current Liabilities	34.7
Long-Term Liabilities	158.1

Total Liabilities	192.8

Net Assets	461.3
Minority Interest	27.5

Purchase Price	$433.8

It is currently estimated that a significant portion of the purchase price will be allocated to iron ore reserves, which will be depleted on a units of production basis over the estimated reserve life. A final determination of the fair values may differ materially from preliminary estimates and will include management’s consideration of a final valuation prepared by independent valuation specialists. Any final adjustments may change the allocations of purchase price, which could affect the fair value assigned to the assets and liabilities and could result in a change to the unaudited pro forma condensed consolidated financial statements.

Note 3. Pro Forma Adjustments

The pro forma adjustments to the unaudited pro forma condensed consolidated financial statements are as follows:

(a)	Reflects the adjustments related to the purchase of the approximate 12 percent incremental outstanding shares of Portman for $62.1 million.

(b)	To reflect the net of cash borrowings under the three-year credit facility and the cash used to purchase incremental outstanding shares of Portman.

(c)	To reflect the incremental allocation of purchase price to iron ore reserves created as a result of the acquisition of incremental shares of Portman.

(d)	To reflect the incremental borrowings under the three-year credit facility used to purchase incremental outstanding shares of Portman.

(e)	To reflect the incremental deferred tax liability, which consists primarily of liabilities associated with the acquired identifiable tangible assets.

(f)	The reduction in minority interest to reflect the incremental shares of Portman acquired by the Company.

(g)	Represents depletion amortization costs incurred related to the allocation of purchase price to iron ore reserves amortized on a “units of production” basis.

(h)	To reflect interest expense assuming $175 million of borrowings outstanding for the entire period at an interest rate of 4.44 percent. The interest rate used was the rate on borrowings outstanding at the end of the second quarter of 2005. Interest expense includes amortization of loan origination costs. The outstanding balance was repaid on July 5, 2005.

(i)	Represents the tax impact of the pro forma adjustments. The tax expense on interest is reflected at the U.S. statutory rate of 35 percent. All other adjustments were tax effected at Portman’s effective tax rate of 30 percent for the first three months 2005 and 27.6 percent for 2004.

(j)	Represents the 19.6 percent minority interest in earnings of Portman.